UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 17, 2024

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2024, BeiGene, Ltd. (the “Company”) announced the appointment of Aaron Rosenberg as the Chief Financial Officer (“CFO”) and the principal financial officer of the Company, effective as of July 22, 2024 (the “Effective Date”).

Mr. Rosenberg, 48, served as Senior Vice President and Corporate Treasurer at Merck & Co., Inc., from July 2021 to July 2024, responsible for capital markets, treasury operations, pension and risk management. Prior to that, he served in a variety of leadership roles of increasing scale since joining Merck in June 2003. This included Senior Vice President of Corporate Strategy and Planning, and Vice President, Finance Lead of Merck Animal Health. During his tenure at Merck, he was responsible for corporate strategy development, strategic and financial planning, financial operations and management, among others. Mr. Rosenberg is a CFA® charterholder and holds a B.S. in Finance from University of Florida and an M.B.A. from the Leonard N. Stern School of Business at the New York University.

Rosenberg Offer Letter

The Company entered into an offer letter with Mr. Rosenberg for the position of Chief Financial Officer effective as of the Effective Date. Mr. Rosenberg will receive a base salary of US$620,000 and is eligible for an annual bonus with a target of 60% of his base salary, based on performance as determined by the Company.

Subject to the approval by the Company’s board of directors or the compensation committee of the board of directors, the Company will grant Mr. Rosenberg equity awards with an initial value of US$5,000,000 on the date of grant, consisting of 1/3 restricted share units (“RSUs”), 1/3 share options and 1/3 performance share units (“PSUs”). RSUs shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which his employment starts and the remaining shares vesting in three equal annual installments measured from the initial vesting date, subject to continued service. The options shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which his employment starts and the remaining shares vesting in 36 equal successive monthly installments upon his completion of each month of service over the three-year period measured from the initial vesting date, subject to continued service. The PSUs shall vest at the end of the three-year performance period once the total revenue number for the third year is finalized to the extent the performance metrics are met upon determination by the board of directors or the compensation committee, subject to continued service.

Mr. Rosenberg’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company without “cause” or by Mr. Rosenberg with “good reason” (each as defined in the offer letter), he would receive 12 months of his base salary in effect as of the date of termination, up to 12 months of COBRA coverage, and acceleration of the vesting of his initial RSUs and initial share options by 12 months (or full acceleration of the vesting of his initial RSUs, initial share options and any subsequent equity awards if such termination occurs within 12 months following a “change in control” and full acceleration of the vesting of the PSUs if such termination occurs within 18 months following a “change in control” (as defined in the offer letter)), subject to execution of a general release of claims.

Mr. Rosenberg will execute the Company’s standard form of indemnification agreement.

There are no other arrangements or understandings between Mr. Rosenberg and any other persons pursuant to which Mr. Rosenberg was appointed as CFO of the Company. There are no family relationships between Mr. Rosenberg and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the offer letter is subject to, and qualified in its entirety by, the full text of such letter, which will be filed as an exhibit to a subsequent periodic report filed with the SEC.

Wang Separation and Transition Agreement

On July 17, 2024, Julia Wang, the Company’s current CFO, resigned as CFO effective July 19, 2024. Ms. Wang is expected to serve as Senior Advisor until August 31, 2024 to assist with the CFO transition.

On July 17, 2024, the Company and Ms. Wang entered into a separation and transition agreement. Pursuant to the agreement and subject to her signing a further release upon her separation date as Senior Advisor, Ms. Wang will receive a cash payment of US$930,000 (reflecting 18 months base salary), and US$559,500 (reflecting 18 months of the target bonus and premiums for dental coverage). In addition, Ms. Wang will receive 18 months of accelerated vesting of the RSUs and share options that were granted to her on or before December 31, 2023, and an extension of the deadline to exercise all vested share options to 18 months after Ms. Wang’s separation date.

Ms. Wang’s resignation is not the result of any dispute or disagreement with the Company, its board of directors, or its management, or any matter relating to the Company’s operations, policies or practices.

The foregoing summary of the separation and transition agreement is subject to, and qualified in its entirety by, the full text of such agreement, which will be filed as an exhibit to a subsequent periodic report filed with the SEC.

Item 7.01. Regulation FD Disclosure.

On July 18, 2024, the Company issued a press release relating to the matters described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled “BeiGene Announces Appointment of Aaron Rosenberg as Chief Financial Officer” issued by BeiGene, Ltd. on July 18, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
99.1	Press release titled “BeiGene Announces Appointment of Aaron Rosenberg as Chief Financial Officer” issued by BeiGene, Ltd. on July 18, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: July 18, 2024	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel